Loss on impairment of long-lived assets	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
Loss on impairment of long-lived assets	Loss on impairment of long-lived assets
We review the carrying value of our long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be appropriate. In 2020 we concluded that impairment triggering events have occurred for our drilling unit fleet.

On assessment of asset recoverability through an estimated undiscounted future net cash flow we calculated the value to be lower than the carrying value for 15 rigs. This resulted in a full impairment of all long-term cold stacked units and significant impairment of all benign environment floaters. In addition, based on the terms of the proposed settlement agreement with Northern Ocean we determined that any amounts from the use of owned equipment made available to the West Mira would no longer be recoverable. In total, this resulted in impairment expenses of $4.1 billion during 2020 which were classified within "loss on impairment of long-lived assets" on our Consolidated Statement of Operations for the year ended December 31, 2020.

For fair value considerations refer to Note 21 –"Drilling units".